SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No. [   ])



[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

(Check the Appropriate Box)
[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


                  FIRST PHILSON FINANCIAL CORPORATION
-----------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)



-----------------------------------------------------------------
(Name of Person (s) Filing Proxy Statement, if other than the
 Registrant)

Payment of  Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)
     (4) and O-11.

      1) Title of each class of securities to which transaction applies:_______________________________________________

      2) Aggregate number of securities to which transaction applies:_______________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

      4)  Proposed maximum aggregate value of transaction: ______

      5)  Total fee paid:________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously paid:________________________________

      2)  Form, Schedule or Registration Statement No.:__________

      3)  Filing Party:__________________________________________

      4)  Date Filed:____________________________________________

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666


NOTICE OF ANNUAL
MEETING OF
STOCKHOLDERS
AND PROXY
STATEMENT



FIRST PHILSON FINANCIAL CORPORATION
534 Main Street
Berlin, Pennsylvania 15530


To be held July 7, 1999


             Mailed to Stockholders June 7, 1999

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666


                                 June 7, 1999



Dear Stockholder:

     You will find enclosed the Notice of Meeting, Proxy Statement and Proxy for the Annual Meeting of Stockholders of First Philson Financial Corporation (the "Corporation"), which will be held at l:30 p.m. on Wednesday, July 7, 1999, at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530.

     Please review the enclosed material and sign, date and return the proxy card whether you plan to attend or not so that the matters coming before the meeting may be acted upon.

     I look forward to meeting our stockholders and welcome the opportunity to discuss the business of your Corporation with you.


                                 Very truly yours,

                                 /s/ Geo. W. Hay

                                 Geo. W. Hay
                                 President and Chief
                                 Executive Officer


Enclosures

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666



           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the Annual Meeting of Stockholders of First Philson Financial Corporation (the "Corporation") will be held at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530, on Wednesday, July 7, 1999, at l:30 p.m., prevailing time, for the purpose of considering and voting on the following matters:

     l. Election of three directors for a term of three years.

     2. Such other business as may properly come before the meeting or any adjournment thereof.

     Only those stockholders of record at the close of business on May 28, 1999, shall be entitled to notice of and to vote at the meeting. A Proxy Statement, a form of proxy and a self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may then withdraw your proxy and vote in person.

     This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.


                                 /s/ Cathy E. Webreck

                                 Cathy E. Webreck
                                 Corporate Secretary



Berlin, Pennsylvania
June 7, 1999

                 FIRST PHILSON FINANCIAL CORPORATION
                           534 MAIN STREET
                      BERLIN, PENNSYLVANIA 15530

                          PROXY STATEMENT

                           INTRODUCTION

     The Proxy Statement and enclosed form of proxy are being mailed to the stockholders of First Philson Financial Corporation (the "Corporation"), on or about June 7, 1999, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Stockholders to be held on July 7, 1999, at l:30 p.m., prevailing time, at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530. Proxies may be revoked at will at any time before they have been exercised by filing with the Secretary of the Corporation an instrument of revocation, by submitting a duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

     The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, personally or by telephone.
Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for the reasonable expense they incur in so doing.

     Stockholders are being provided with the Corporation's
Annual Report for the year ended December 31, 1998. It should not be regarded as proxy solicitation material.

                       VOTING SECURITIES

     As of the close of business on May 28, 1999 (the "Record Date"), there were outstanding 1,742,400 shares of Common Stock of the Corporation ("Common Stock"), the only class of capital stock of the Corporation outstanding and entitled to vote. Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each such share held.

    BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

     There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.




Name of Beneficial     Amount and Nature     Percent of Class
------------------     -----------------     ----------------
Owner                  of Ownership <F1><F2>
-----                  ---------------------
Lewis W. Berkley              13,876              <F*>
  Berlin, Pennsylvania
Richard P. Bulow               4,200              <F*>
  Somerset, Pennsylvania
Gregory A. Croner <F3>       186,019                10.68%
  Berlin, Pennsylvania
James E. Croner <F4>         129,455                 7.37%
  Berlin, Pennsylvania
Tommy R. Croner               11,648              <F*>
  Berlin, Pennsylvania
Theodore Deskevich <F5>        4,189              <F*>
  Somerset, Pennsylvania
George W. Hay <F5>            36,896                 2.12%
  Rockwood, Pennsylvania
George R. Shafer               5,680              <F*>
  Somerset, Pennsylvania
Gary W. Sterner               56,000                 3.21%
  Biglerville, Pennsylvania
Earl K. Wahl, Jr.             18,992                 1.09%
  Somerset, Pennsylvania
H. Dean White                  5,450              <F*>
  Indian Head, Pennsylvania
Officers, Directors and      479,419                27.51%
  Nominees for Directors
  as a Group <F5><F6>
----------

<F*>Less than l%

<Fl> The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the General rules and Regulations of the Securities and Exchange Commission ("SEC") and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

<F2> Information furnished by the Directors and Officers and the Corporation.

                              2


<F3> Includes indirect ownership of 134,308 shares of Common
     Stock through corporate ownership interests and family trusts.

<F4> Includes indirect ownership of 82,480 shares of Common
     Stock through corporate ownership interests.

<F5> Includes 1,216 shares of Common Stock held in the Employee
     Stock Ownership Plan of First Philson Bank, N.A. (the "Bank") credited to Mr. Hay, 189 shares credited to Mr. Deskevich and 8,141 shares credited to participating officers as a group.

<F6> The group consists of fourteen persons as of the Record
     Date, being one officer of the Corporation and two senior officers of the Bank, directors and nominees for director.




                    Principal Holders of Stock

     Except as set forth in the following table, no person is known to the Corporation's management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

                                          Common Stock
                                   -----------------------
                                    Amount         Percent
Name and Address                   -------         -------
Beneficial Owner
----------------

First Philson Bank, N.A.           159,684           9.16%
Employee Stock Ownership Plan
Berlin, Pennsylvania 15530

Gregory A. Croner <F1>             186,019          10.68%
Berlin, Pennsylvania  15530

James E. Croner <F2>               129,455           7.37%
Berlin, Pennsylvania 15530


<F1> Includes indirect ownership of 134,308 shares of Common
     Stock through corporate ownership interests and family trusts.

<F2> Includes indirect ownership of 82,480 shares of Common
     Stock through corporate interests and/or corporate retirement accounts.


                      ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation provides that there shall be three classes of directors as nearly equal in number as possible, each class being elected for a three-year term and only one class being elected each year beginning in 1985. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the stockholders at a meeting thereof. There shall be not less than three directors. The number of directors for 1999 has been set at 11.

     The Board of Directors has nominated Messrs. Tommy R. Croner, George W. Hay and George R. Shafer for election as Class II directors for three-year terms to expire at the 2002 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until proposed merger with BT Financial Corporation becomes effective, whichever first occurs. All Class II directors were elected by the stockholders at the 1996 Annual Meeting. The remaining eight directors will continue to serve in accordance with their prior election with the terms of the Class I and Class III directors expiring in 2001 and 2000, respectively.

     Each stockholder has one vote for each share registered in his or her name, and there are no cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below. Directors shall be elected by a plurality of votes cast at the meeting by holders of stock present and entitled to vote thereat. The three persons receiving the highest number of votes for Class II directors will be elected. Votes marked "WITHHOLD AUTHORITY" in the election of directors are counted toward a quorum but have no effect on the outcome of the election.

     It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom is now a director of the Corporation and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

     In the following tables are set forth as to each of the nominees for election as Class II directors and as to each of the continuing Class I and Class III directors his age, principal occupation and business experience, the period during which he has served as a director of the Corporation, the Bank or an affiliate and other business relationships. There are no family relationships between any of the persons listed below except Mr. Berkley and Mr. Hay are first cousins, and the Messrs. Croner are first cousins.


           Nominees For Election As Class II Directors
                      Terms Expire in 2002
                                            Directorship
Name and Principal          Director        in other
Occupation <F1>       Age   Since <F2><F3>  Reporting Companies
------------------    ---   --------------  ---------------------
Tommy R. Croner        56         1990       Pro Fac Cooperative
President,
T. Rich, Inc.
(family farm
corporation)

                              4

George W. Hay          57         1986             None
President and Chief
Executive Officer of
the Corporation and
Bank

George R. Shafer       65         1994             None
Pharmacist - President
Somerset Drug Co., Inc.


THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES BE ELECTED.


                       Class III Directors
                      Terms Expire in 2000

                                            Directorship
Name and Principal          Director        in other
Occupation <F1>       Age   Since <F2><F3>  Reporting Companies
------------------    ---   --------------  ---------------------
Lewis W. Berkley       68         1971              None
Retired, Former
Owner, Crystal
Springs Farm and
Berkline Holsteins

James E. Croner        55         1984              None
President, Croner,
Inc. (Coal Operator)

Gary W. Sterner        63         1965              None
Retired Investor

Earl K. Wahl, Jr.      58         1985              None
Private Investor


                       Class I Directors
                      Terms Expire in 2001


                                            Directorship
Name and Principal          Director        in other
Occupation <F1>       Age   Since <F2><F3>  Reporting Companies
------------------    ---   --------------  ---------------------
Richard P. Bulow       61         1994              None
Registered Securities
Representative

Gregory A. Croner      48         1985              None
Secretary, Treasurer
Croner, Inc.
(Coal Operator)

                              5


Theodore Deskevich     54         1994              None
Treasurer of the
Corporation and
Executive Vice
President and Chief
Financial Officer of
the Bank

H. Dean White          71         1993              None
Retired, Former
School Administrator



<F1> All directors and nominees, other than Richard P. Bulow, have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years. Until October, 1994, Richard P. Bulow was a private investor.

<F2> Reflects the earlier of the first year as a director of the
     Corporation, the Bank or Philson National Bank or N.B.W.P.,
     Inc. or National Bank of Western Pennsylvania, predecessors to the Corporation and the Bank, respectively.

<F3> All incumbent directors were elected by the stockholders.


Board and Committees

     The Board of Directors of the Corporation has various committees including an Executive Committee and an Audit Committee. During the year 1998, the Board of Directors of the Corporation held 6 regular meetings and 1 special meeting and the Board of Directors of the Bank held 12 regular meetings. The Audit Committee of the Corporation held 2 meetings and the Audit Committee of the Bank held 7 meetings. The Executive Committee held no meetings. The Executive and Audit Committees of the Corporation and the Bank are comprised of the same persons. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of the Corporation of which he was a member.

     The Executive Committee possesses and exercises the power of the Board of Directors when the Board is not in session except for action required by the full Board pursuant to a statute or the By-laws and for such duties as are specifically withheld by the Board of Directors or assigned to other committees. The Executive Committee is presently comprised of the Chairman of the Board of Directors and the Chief Executive Officer of the Bank, as the permanent members, together with such other directors as are available in order to constitute a quorum.

     The Audit Committee is responsible for recommending to the Board of Directors the appointment of independent public accountants to audit the books and accounts of the Corporation and the Bank; reviewing the reports of the Audit Department and the reports of examination conducted by bank and bank holding company regulators and of independent public accountants; reviewing the adequacy of internal audit and control procedures; and reporting to the Board of Directors. The
Audit Committee is presently comprised of Messrs. Berkley, Bulow,
G. Croner, J. Croner, T. Croner, Sterner and Wahl, who also constitute the Audit Committee of the Bank.

     The Corporation presently does not have a separate
Nominating Committee. The Bank has a Human Resource Committee consisting of Messrs. Bulow, G. Croner, J. Croner, T. Croner,
Hay, Shafer, Sterner and White.  This Committee met 4 times in
1998.


                     EXECUTIVE COMPENSATION

Compensation of Directors

     G. Croner, Chairman of the Board, receives $750 for each Board meeting attended. All other directors are paid $600 for each Board meeting they attend, and all directors, except Messrs. Hay and Deskevich, are paid $125 for each committee meeting they attend. Messrs. Hay and Deskevich, as officers, are not compensated for attending committee meetings. A total of $108,375 was paid as director's fees in 1998.

Executive Compensation

     The following persons are considered to be Executive
Officers of the Corporation by virtue of their position with the Corporation or the Bank.



    Name          Age    Position         Business Experience<F1>
    ----          ---    --------         -------------------
George W. Hay      57 President and Chief
                      Executive Officer
                      of the Corporation
                      and the Bank

Theodore Deskevich 54 Treasurer of the
                      Corporation and
                      Executive Vice President
                      and Chief Financial
                      Officer of the Bank

Cathy E. Webreck   50 Secretary of the
                      Corporation and
                      Secretary of the Bank

David A. Finui     44 Senior Vice President
                      of the Bank

                              7


James D. Zimmerman 40 Senior Vice President
                      of the Bank

<F1> Each of the above persons, has held an executive position with the Corporation or Bank for the past five years.

     The following table sets forth the cash compensation paid or to be paid by the Bank for services rendered during 1998 to Mr. Hay, the Chief Executive Officer. No other officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.

                   SUMMARY COMPENSATION TABLE
                   Annual Compensation <F1><F2>
                   -------------------
Name and
Principal                                   All Other Annual
Position         Year    Salary    Bonus    Compensation <F3><F4>
--------         ----    ------    -----    ------------
George W. Hay    1998   $170,000  $25,000       $26,994
Chief Executive  1997   $160,000  $25,000       $19,222
Officer <F5><F6> 1996   $155,000     0          $19,222


<F1> Information with respect to group life, health,
     hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or directors and are available generally to all salaried employees.

<F2> Does not include amounts attributable to miscellaneous
     benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 1998 did not exceed the lesser of $50,000 or 10% of Mr. Hay's total salary and bonus.

<F3> This represents the Bank's contributions to the Bank's
     Cash-Op Plan on behalf of Mr. Hay and the premiums paid in each year for a policy providing additional retirement benefits. See "Compensation According To Plans - Salary Continuation Agreement".

<F4> The Corporation has no restricted stock, stock option or other long-term incentive plans.

<F5> Mr. Hay entered into an Employment Agreement with the
     Bank which provides for his salary and bonus, the use of an automobile and all other benefits offered to all salaried employees. In the event of a sale or merger of the Bank, Mr. Hay's compensation will continue for at least five years after the effective date at compensation and benefits not less than those being received at the time of the sale or merger. Mr. Hay may terminate his employment at any time after the sale or merger, but his compensation will continue for the period of the Agreement.

                              8


<F6> The Bank maintains an Employee Stock Ownership Plan which is available to all salaried employee. As of the Record
     Date, 1,216 shares of Common stock were allocated to Mr.
     Hay's account.



Compensation Committee Report
on Executive Compensation

     The Human Resource Committee, acting as a compensation committee, has the responsibility to recommend to the Bank's Board of Directors the compensation of the Chief Executive Officer and other persons who are deemed to be executive officers of the Bank. The Committee also evaluates performance of management and considers management successor planning and related matters. The Committee reviews with the Bank's Board of Directors all aspects of the compensation of the highest paid officers.

     A salary plan is reviewed for consistency with industry peer group surveys. The peer group consists of banks within the area of similar asset size and additional banks elsewhere within the same asset range. Judgments are made with respect to the value contributed to the Corporation and the Bank by the various officer positions, including the Chief Executive Officer. Individual salary levels are based upon relative importance of the job and performance of the officers in the position.

     As a result of these reviews, salary increases are determined by the Board of Directors. Management of the Bank determines salaries and increases for all other officers and employees based upon performance.

Submitted by Messrs. Bulow, J. Croner, G. Croner, T. Croner, Hay,
Shafer, Sterner and White.

                 COMPENSATION ACCORDING TO PLANS

Retirement Plan

     All eligible employees of the Bank are covered by an Employee Retirement Plan. The retirement plan is a non-contributory, defined benefit pension plan which provides a normal retirement benefit based on each participant's years of service with the Bank and the participant's average monthly compensation, which is defined as the compensation received during any 60 consecutive months during the last 120 months prior to retirement, divided by 60, which produces the highest average.

     Benefits are equal to one percent of average monthly compensation multiplied by the full years of credited service to normal retirement date. Benefits under the retirement plan are not subject to any deduction for Social Security or other offset amounts. Directors are not entitled to benefits under the retirement plan unless they are also active employees of the Bank. The following table sets forth the estimated annual benefits payable to an employee retiring in 1998 under the retirement plan, reflecting applicable limitations under Federal tax laws:


                    Years of service at retirement
Average Annual      ------------------------------
Compensation    10         20          30            40
--------------  --         --          --            --
$ 60,000      $ 7,877   $15,753     $23,630        $30,568

$ 80,000      $11,177   $22,253     $33,530        $43,118

$105,000      $15,302   $30,603     $45,905        $58,806

$130,000      $19,427   $38,853     $58,280        $74,493

$155,000      $23,387   $46,773     $70,160        $89,553

$180,000      $23,387   $46,773     $70,160        $89,553


As of December 31, 1998, Mr. Hay had been credited with 12 years of service for purposes of the retirement plan.

     The approximate accrued benefit at age 65 (or retirement if later) based on years of credited service is $26,353 for Mr. Hay. Covered compensation is based on salary shown in the Summary Compensation Table.

Salary Continuation Agreement

     The Bank has entered into a Salary Continuation Agreement ("Agreement") which provides for additional payments to Mr. Hay. Pursuant to the Agreement, Mr. Hay, upon retirement at age 65, will receive $4,500 a month from the Bank for the remainder of his lifetime. This sum shall be reduced by $300 per month for each year or fraction thereof retirement precedes January 1, 2007 unless termination of employment is by reason of death or disability. On disability, Mr. Hay will receive full payment as normal retirement. If death, payment shall be to his beneficiary in the amount of $3,500 for 180 months. If Mr. Hay should die after retirement, payments he was receiving will be paid to his beneficiary until an aggregate of 120 payments are made. If Mr. Hay is discharged without cause, payments will be made as if he had taken early retirement.
In the event of discharge for cause, no benefits will be paid.

     The Bank has acquired an insurance policy to provide for performance of its liabilities and pays the premiums for such policy. Neither Mr. Hay nor his beneficiary have any right in or claim against the policy.

                  STOCKHOLDERS RETURN PERFORMANCE

     Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock against the cumulative total return of S & P Total Return 500 Stock Index and Peer Group Index for the five years beginning January 1, 1994 and ending December 31, 1998.


[Performance graph ommitted.]

[Following is a description of the Performance Graph in tabular format.]


                                December 31
                1993    1994     1995     1996     1997     1998
Corporation<F1>  100   119.74   135.68   154.88   327.27   513.57
S & P 500<F1>    100    99.26   139.31   171.21   228.26   293.36
Peer Group<F1>   100   114.38   135.65   165.21   232.38   256.31

[FN]
<F1> Data obtained from Hopper Soliday & Co.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

     Section 16(a) of the Exchange Act requires the Corporation's officers, directors and persons owning more than 10% of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. Except as stated above in "Principal

Holders of Stock", the Corporation knows of no person who owned
10% or more of its Common Stock.

     Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 1998 all
Section 16(a) filing requirements were complied with in a timely manner, except that Gregory Croner was late in filing a Form 4. A later transaction, for which a Form 4 was not filed, is included in his Form 5.


                  TRANSACTIONS WITH MANAGEMENT

     Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 1998. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

                      FINANCIAL INFORMATION

     A copy of the Corporation's Annual Report to Stockholders for the year ended December 31, 1998 is being provided to Stockholders. Such Annual Report is not a part of the proxy solicitation materials.

     REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR ANY OF ITS SUBSIDIARIES - ANNUAL OR QUARTERLY REPORTS, FORMS 10-K AND 10-Q AND CALL REPORTS - SHOULD BE DIRECTED TO THEODORE DESKEVICH, TREASURER, P.O. BOX 220, BERLIN, PA 15530, TELEPHONE
(814) 267-4666. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-K.

                            AUDITORS

     S. R. Snodgrass, A.C. has audited the Corporation's financial statements for the fiscal year ended December 31, 1998 and the report on such financial statements appears in the Annual Report to Stockholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 1999.

     Representatives of S. R. Snodgrass, A.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

          STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

    Any stockholder desiring to present a proposal to be considered at the 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated by the SEC should submit the proposal in writing to: George W. Hay, President, First Philson Financial Corporation, P.O. Box 220, Berlin, PA 15530 no later than November 20, 1999. A stockholder wishing to submit a proposal other than pursuant to Rule 14a-8 must notify the Corporation no later than February 3, 2000. In the absence of timely notice, management will exercise its discretionary power in voting on any such matter.

                         OTHER MATTERS

     The only other business to be presented at the meeting of which management is aware is the consideration of a proposal to approve and adopt the Agreement and Plan of Reorganization dated as of February 23, 1999 by and between the Corporation and BT Financial Corporation pursuant to which the Corporation will merge with and into BT Financial Corporation. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

     The form of proxy being delivered to stockholders shall provide space for the stockholders to vote on the election of directors and the Agreement and Plan of Reorganization with respect to the proposed merger. The Board of Directors has instructed that the returned proxies shall be held unopened by Officers of the Corporation until the meeting. At such time, the proxies will be opened and tallied by representatives of S.R. Snodgrass, who will report the results to the stockholders during the course of the meeting.

                           By Order of the Board of Directors


                           Cathy E. Webreck
                           Corporate Secretary

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF
               FIRST PHILSON FINANCIAL CORPORATION


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Harry E. Betrand, CPA, James
J. Dombrowski, CPA, and Marlo Ziter as proxies, each with the power to appoint his or her substitute, and hereby authorizes said proxies to represent and to vote, as designed on the reverse hereof, all shares of common stock of First Philson Financial Corporation held of record by the undersigned at the close of business on May 28, 1999, at the Annual Meeting of Stockholders to be held on July 7, 1999, or at any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote on such matters as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR ALL listed proposals.

     (1) Adoption and approval of an Agreement and Plan of Reorganization dated as of February 23, 1999, by and between BT Financial Corporation and First
         Philson Financial Corporation.

               [    ]    [    ]     [    ]
                 For     Against    Abstain

     (2) Election of Directors - Nominees

               Tommy R. Croner
               George W. Hay
               George R. Shafer

          [   ]          [   ]          [   ]
          For            Withhold       For all
          All            All            except___________________
          Nominees       Nominees       (To withhold authority to
                                        vote for any individual
                                        nominee, write the
                                        nominee's name in the
                                        space provided above.)

Please sign EXACTLY as your name appears on the label above. When signing as trustee, executor, etc., title should be so stated. If shares are held jointly, each joint owner should sign. If a Corporation, please sign in full corporate name by President or authorized officer. If a Partnership, please sign in partnership name by authorized persons.


Dated _________________________


                                   ______________________________
                                   Signature of Stockholder



                                   ______________________________
                                   Signature of Stockholder





PLEASE DATE, SIGN, AND RETURN PROMPTLY IN ENCLOSED ADDRESSED
ENVELOPE.